                                                                  Exhibit (b)(1)

[LOGO OF MTA-EMCI APPEARS HERE]


                                            November 11, 1996


Mr. Timothy J. Burke
Jones Financial Group
9697 East Mineral Avenue
Englewood, CO  80112

Dear Mr. Burke:
                             PURPOSE OF APPRAISAL

          Malarkey-Taylor Associates, Inc., ("MTA") was retained by Jones Intercable, Inc. ("Jones") to update a fair market appraisal of the Cable TV Joint Fund 11-ABCD cable television system (the "System") serving Manitowoc, Wisconsin as of August 31, 1996. This updated appraisal will be used by Jones as an independent estimate of the fair market value of the System with the resulting value to be used in conjunction with the purchase of the System by Jones.

                               FAIR MARKET VALUE

          MTA has determined the overall fair market value of the System to be $15,567,000 as of August 31, 1996. Fair market value is the cash price a willing buyer would give a willing seller in an arm's length transaction in order to complete the sale. It is assumed that both buyer and seller have been informed of all relevant facts and neither is under any compulsion to conclude the transaction.

                         FAIR MARKET VALUE METHODOLOGY

          MTA used five generally accepted cable television valuation methods in establishing the range of total fair market values of the System as a going concern. The first method used a multiple of the past year's operating income derived from comparable asset values of privately-held and publicly-traded cable companies. The second method

Mr. Timothy J. Burke
November 11, 1996
Page 2

used a lower multiple of the annualized current month's operating income. The third method applied a slightly lower multiple of next year's projected operating income. The fourth method was a discounted net cash flow analysis to achieve a target after-tax return of equity, given particular operating and financing assumptions unique to the System's assets. The fifth method was a discounted cash flow method that measured the net present value of the projected pre-tax operating cash flows (less capital expenditures, plus the residual value of the System) that represent the return on the total investment.


                     CONTINGENCIES AND LIMITING CONDITIONS

          Our conclusions as to the fair market value of the System are based upon the following, which to the best of our knowledge, are reliable and sound:

1. MTA's appraisal as of April 30, 1995 dated July 11, 1995, which included an onsite inspection of a representative portion of the System and communities served.

2. Unaudited financial statements for the 12-month period ending December 31, 1995, and for the 8-month period ending August 31, 1996.

3. Homes passed and subscriber data as of August 31, 1996, provided by Jones.

4. Miscellaneous management data as to the current subscriber rates, construction schedules, etc., as of the appraisal date.

     MTA has not revisited the System since the 1995 valuation. The amount of current information gathered and used in this update, in conjunction with management interviews and data collected for previous valuations, provides adequate support for this updated valuation. This data results in an accurate valuation given the preceding conditions.

Mr. Timothy J. Burke
November 11, 1996
Page 3

                              STATEMENT OF VALUE

     MTA certifies that, to the best of our knowledge, the statements contained in this appraisal are correct and that the opinions stated are based on a consideration of the relevant factors. Furthermore, neither MTA nor any of its representatives have any current interest or contemplated future interest in the assets appraised.

     Based on the various analyses, computations, and consideration discussed in this report, it is our professional judgment, subject to the assumptions and limitations stated herein, that the overall fair market value of the System is $15,567,000.

                                    Sincerely,

                                    /s/ Andrew R. Gefen

                                    Andrew R. Gefen
                                    Vice President, Financial Services

ARG/ban

Enclosure

CABLE TV JOINT FUND 11-ABCD                                                                       EXHIBIT A
    MANITOWOC, WISCONSIN                                                                          ---------
   AS OF AUGUST 31, 1996

VALUATION METHODS
-----------------
                                                                                    LOW            HIGH
                                                                                -----------     -----------
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        OPERATING INCOME, PER BOOKS (8/31/96, LESS CROWN ALLOCATION)             $1,593,681      $1,593,681
        VALUATION MULTIPLE                                                              9.5            10.5
                                                                                -----------     -----------
        ESTIMATED FAIR MARKET VALUE                                             $15,139,970     $16,733,651
                                                                                -----------     -----------

II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        ESTIMATED OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                                         $3,963,860      $3,963,860
            OPERATING MARGIN, PER BOOKS (8/31/96)                                      42.5%           42.5%
                                                                                -----------     -----------
        "RUNNING RATE" OPERATING INCOME LESS CROWN ALLOCATION                     1,617,927       1,617,927
            VALUATION MULTIPLE                                                          9.0            10.0
                                                                                -----------     -----------
        ESTIMATED FAIR MARKET VALUE                                             $14,561,343     $16,179,270
                                                                                -----------     -----------

III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                                         $1,744,182      $1,744,182
        VALUATION MULTIPLE                                                              8.5             9.5

        ESTIMATED FAIR MARKET VALUE                                             $14,825,545     $16,569,726
                                                                                -----------     -----------

IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                                        14.0%           12.0%
        ESTIMATED FAIR MARKET VALUE                                             $15,018,836     $16,161,365
                                                                                -----------     -----------

V.    DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                                                       16.5%           15.0%
        ESTIMATED FAIR MARKET VALUE                                             $14,941,776     $16,046,984
                                                                                -----------     -----------
SUMMARY OF VALUES

I.     MULTIPLE OF PAST YEAR'S OPERATING INCOME                                 $15,139,970     $16,733,651
II.    MULTIPLE OF "RUNNING RATE" OPERATING INCOME                               14,561,343      16,179,270
III.   MULTIPLE OF NEXT YEAR'S OPERATING INCOME                                  14,825,545      16,569,726
IV.    DISCOUNTED CASH FLOW RETURN ON EQUITY                                     15,018,836      16,161,365
V.     DISCOUNTED CASH FLOW RETURN ON INVESTMENT                                 14,941,776      16,046,984
                                                                                -----------     -----------
RANGE OF ESTIMATED FAIR MARKET VALUES                                           $14,894,000     $16,240,000

ESTIMATED FAIR MARKET VALUE                                                            $15,567,000
                                                                                       -----------

  CABLE TV JOINT FUND 11-ABCD                                                                                     EXHIBIT B
      MANITOWOC, WISCONSIN                                                                                       LOW ANALYSIS
     AS OF AUGUST 31, 1996                                                                                       ------------

RETURN ON EQUITY METHOD

PROFIT AND LOSS - LOW VALUE
---------------------------
  YEAR ENDING AUGUST 31,               1997        1998        1999        2000        2001        2002        2003       TOTAL
                                -----------  ----------  ----------  ----------  ----------  ----------  ---------- -----------
REVENUES                         $4,142,168  $4,415,090  $4,672,419  $4,950,666  $5,251,272  $5,575,182  $5,919,768 $34,926,564
OPERATING EXPENSES                2,397,986   2,533,523   2,675,738   2,829,678   2,996,236   3,175,756   3,366,640  19,975,557
                                -----------  ----------  ----------  ----------  ----------  ----------  ---------- -----------
OPERATING INCOME                 $1,744,182  $1,881,567  $1,996,681  $2,120,988  $2,255,036  $2,399,426  $2,553,128 $14,951,007
   OPERATING MARGIN                    0.42        0.43        0.43        0.43        0.43        0.43        0.43
PARENT SERVICES/MGT FEE (5%)        207,108     220,754     233,621     247,533     262,564     278,759     295,988   1,746,328
FRANCHISE AMORTIZATION (15)         673,800     673,800     673,800     673,800     673,800     673,800     673,800   4,716,600
SUBSCRIBER LIST (8)                 269,625     269,625     269,625     269,625     269,625     269,625     269,625   1,887,375
NON-COMPETE COVENANTS (0)                 0           0           0           0           0           0           0           0
DEPRECIATION                        385,249     699,818     580,610     498,139     443,040     476,378     511,564   3,594,797
INTEREST                            708,278     708,278     708,278     663,301     613,939     559,764     500,307   4,462,143
                                -----------  ----------  ----------  ----------  ----------  ----------  ---------- -----------
PRE-TAX INCOME                    ($499,879)  ($690,708)  ($469,253)  ($231,410)    ($7,931)   $141,100    $301,844 ($1,456,237)
INCOME TAX (EXPENSE)/BENEFIT        169,959     234,841     159,546      78,679       2,697     (47,974)   (102,627)    495,121
                                -----------  ----------  ----------  ----------  ----------  ----------  ---------- -----------
NET INCOME                        ($329,920)  ($455,868)  ($309,707)  ($152,731)    ($5,235)    $93,126    $199,217   ($961,117)

SOURCES AND USES OF CASH

SOURCES OF CASH -
PRE TAX INCOME                    ($499,879)  ($690,708)  ($469,253)  ($231,410)    ($7,931)   $141,100    $301,844 ($1,456,237)
FRANCHISE AMORTIZATION (15)         673,800     673,800     673,800     673,800     673,800     673,800     673,800   4,716,600
SUBSCRIBER LIST (8)                 269,625     269,625     269,625     269,625     269,625     269,625     269,625   1,887,375
NON-COMPETE COVENANTS (0)                 0           0           0           0           0           0           0           0
DEPRECIATION                        385,249     699,818     580,610     498,139     443,040     476,378     511,564   3,594,797
EQUITY                            7,264,385                                                                           7,264,385
DEBT                              7,264,385           0           0           0           0           0           0   7,264,385
RESIDUAL VALUE IN YEAR 7                                                                                 22,978,150  22,978,150
                                -----------  ----------  ----------  ----------  ----------  ----------  ---------- -----------
TOTAL SOURCES OF CASH           $15,357,567    $952,535  $1,054,782  $1,210,154  $1,378,534  $1,560,903 $24,734,982 $46,249,456

USES OF CASH -
PURCHASE PRICE - CURRENT        $15,018,836                                                                         $15,018,836
CAPITAL EXPENDITURES                238,531     277,001     288,682     295,805     313,243     326,512     340,335   2,080,109
DEBT RETIREMENT                           0           0     461,301     506,277     555,639     609,814   5,131,354   7,264,385
TAXES PAID ON NET INCOME                  0           0           0           0           0           0           0           0
TAXES PAID ON SALE (RESIDUAL)                                                                             4,971,392   4,971,392
                                -----------  ----------  ----------  ----------  ----------  ----------  ---------- -----------
TOTAL USES OF CASH              $15,257,367    $277,001    $749,983    $802,082    $868,882    $936,326 $10,443,081 $29,334,722

ANNUAL CASH INCREASE/(DECREASE)    $100,200    $675,534    $304,799    $408,072    $509,651    $624,577 $14,291,901 $16,914,734
CUMULATIVE CASH                     100,200     775,734   1,080,533   1,488,605   1,998,256   2,622,833  16,914,734

  CABLE TV JOINT FUND 11-ABCD                                                                                         EXHIBIT B
      MANITOWOC, WISCONSIN                                                                                          HIGH ANALYSIS
     AS OF AUGUST 31, 1996                                                                                          -------------

RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
----------------------------
  YEAR ENDING AUGUST 31,               1997        1998        1999        2000        2001        2002        2003        TOTAL
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------
REVENUES                         $4,142,168  $4,415,090  $4,672,419  $4,950,666  $5,251,272  $5,575,182  $5,919,768  $34,926,564
OPERATING EXPENSES                2,397,986   2,533,523   2,675,738   2,829,678   2,996,236   3,175,756   3,366,640   19,975,557
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------
OPERATING INCOME                 $1,744,182  $1,881,567  $1,996,681  $2,120,988  $2,255,036  $2,399,426  $2,553,128  $14,951,007
   OPERATING MARGIN                    0.42        0.43        0.43        0.43        0.43        0.43        0.43
PARENT SERVICES/MGT FEE (5%)        207,108     220,754     233,621     247,533     262,564     278,759     295,988    1,746,328
FRANCHISE AMORTIZATION (15)         673,800     673,800     673,800     673,800     673,800     673,800     673,800    4,716,600
SUBSCRIBER LIST (8)                 269,625     269,625     269,625     269,625     269,625     269,625     269,625    1,887,375
NON-COMPETE COVENANTS (0)                 0           0           0           0           0           0           0            0
DEPRECIATION                        385,249     699,818     580,610     498,139     443,040     476,378     511,564    3,594,797
INTEREST                            766,831     766,831     766,831     718,136     664,693     606,039     541,667    4,831,026
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------
PRE-TAX INCOME                    ($558,431)  ($749,261)  ($527,805)  ($286,245)   ($58,685)    $94,825    $260,484  ($1,825,120)
INCOME TAX (EXPENSE)/BENEFIT        189,867     254,749     179,454      97,323      19,953     (32,240)    (88,564)     620,541
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------
NET INCOME                        ($368,565)  ($494,513)  ($348,352)  ($188,921)   ($38,732)    $62,584    $171,919  ($1,204,579)

SOURCES AND USES OF CASH

SOURCES OF CASH -
PRE TAX INCOME                    ($558,431)  ($749,261)  ($527,805)  ($286,245)   ($58,685)    $94,825    $260,484  ($1,825,120)
FRANCHISE AMORTIZATION (15)         673,800     673,800     673,800     673,800     673,800     673,800     673,800    4,716,600
SUBSCRIBER LIST (8)                 269,625     269,625     269,625     269,625     269,625     269,625     269,625    1,887,375
NON-COMPETE COVENANTS (0)                 0           0           0           0           0           0           0            0
DEPRECIATION                        385,249     699,818     580,610     498,139     443,040     476,378     511,564    3,594,797
EQUITY                            7,864,928                                                                            7,864,928
DEBT                              7,864,928           0           0           0           0           0           0    7,864,928
RESIDUAL VALUE IN YEAR 7                                                                                 22,978,150   22,978,150
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------
TOTAL SOURCES OF CASH           $16,500,099    $893,982    $996,229  $1,155,319  $1,327,780  $1,514,628 $24,693,622  $47,081,659

USES OF CASH -
PURCHASE PRICE - CURRENT        $16,161,365                                                                          $16,161,365
CAPITAL EXPENDITURES                238,531     277,001     288,682     295,805     313,243     326,512     340,335    2,080,109
DEBT RETIREMENT                           0           0     499,436     548,131     601,574     660,227   5,555,560    7,864,928
TAXES PAID ON NET INCOME                  0           0           0           0           0           0           0            0
TAXES PAID ON SALE (RESIDUAL)                                                                             4,457,511    4,457,511
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------
TOTAL USES OF CASH              $16,399,896    $277,001    $788,118    $843,936    $914,817    $986,739 $10,353,407  $30,563,914

ANNUAL CASH INCREASE/(DECREASE)    $100,203    $616,981    $208,111    $311,384    $412,963    $527,889 $14,340,215  $16,517,745
CUMULATIVE CASH                     100,203     717,184     925,295   1,236,678   1,649,641   2,177,530  16,517,745

  CABLE TV JOINT FUND 11-ABCD                                                                                         EXHIBIT C
      MANITOWOC, WISCONSIN                                                                                           LOW ANALYSIS
      AS OF AUGUST 31, 1996                                                                                          ------------

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
-----------------------------
TOTAL YEAR 1 CASH REQUIREMENTS   $14,528,771
YEAR 1 DEBT REQUIREMENTS           7,264,385
YEAR 1 EQUITY REQUIREMENTS         7,264,385

FINANCING AVAILABLE              $10,358,927 $11,337,181 $12,230,184 $12,978,423 $13,786,422 $14,657,733 $15,596,270
UNUSED LEVERAGE                    3,094,541   4,072,796   5,427,099   6,681,616   8,045,253   9,526,379  11,134,187

SENIOR DEBT:                            1997        1998        1999        2000        2001        2002        2003       TOTAL
                                 -----------  ----------  ----------  ----------  ----------  ----------  ----------   ---------
BEGINNING DEBT                            $0  $7,264,385  $7,264,385  $6,803,085  $6,296,808  $5,741,168  $5,131,354
DEBT ADDED                         7,264,385           0           0           0           0           0           0   7,264,385
TOTAL ANNUAL PAYMENTS                708,278     708,278   1,169,578   1,169,578   1,169,578   1,169,578   1,169,578   7,264,446
INTEREST                             708,278     708,278     708,278     663,301     613,939     559,764     500,307   4,462,143
PRINCIPAL REPAYMENT                        0           0     461,301     506,277     555,639     609,814     669,271   2,802,302
ENDING BALANCE                     7,264,385   7,264,385   6,803,085   6,296,808   5,741,168   5,131,354   4,462,083

LINE OF CREDIT:

BEGINNING DEBT                            $0          $0          $0          $0          $0          $0          $0          $0
BORROWINGS                                 0           0           0           0           0           0           0           0
PRINCIPAL PAYMENTS                         0           0           0           0           0           0           0           0
INTEREST                                   0           0           0           0           0           0           0           0

SENIOR DEBT COVERAGE                     4.2         3.9         3.4         3.0         2.5         2.1         1.7
LOC DEBT COVERAGE                        0.0         0.0         0.0         0.0         0.0         0.0         0.0
TOTAL DEBT COVERAGE                      4.2         3.9         3.4         3.0         2.5         2.1         1.7

   CABLE TV JOINT FUND 11-ABCD                                                                                         EXHIBIT C
       MANITOWOC, WISCONSIN                                                                                           HIGH ANALYSIS
      AS OF AUGUST 31, 1996                                                                                           -------------

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
------------------------------
TOTAL YEAR 1 CASH REQUIREMENTS    $15,729,857
YEAR 1 DEBT REQUIREMENTS            7,864,928
YEAR 1 EQUITY REQUIREMENTS          7,864,928

FINANCING AVAILABLE               $11,952,608 $13,081,363 $14,111,751 $14,975,104 $15,907,409 $16,912,769 $17,995,697
UNUSED LEVERAGE                     4,087,679   5,216,434   6,746,259   8,157,742   9,691,622  11,357,209  13,164,736

SENIOR:                                  1997        1998        1999        2000        2001        2002        2003       TOTAL
                                    ---------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
BEGINNING DEBT                             $0  $7,864,928  $7,864,928  $7,365,492  $6,817,361  $6,215,788  $5,555,560
DEBT ADDED                          7,864,928           0           0           0           0           0           0  $7,864,928
TOTAL ANNUAL PAYMENTS                 766,831     766,831   1,266,266   1,266,266   1,266,266   1,266,266   1,266,266   7,864,993
INTEREST                              766,831     766,831     766,831     718,136     664,693     606,039     541,667   4,831,026
PRINCIPAL REPAYMENT                         0           0     499,436     548,131     601,574     660,227     724,599   3,033,967
ENDING BALANCE                      7,864,928   7,864,928   7,365,492   6,817,361   6,215,788   5,555,560   4,830,961

LINE OF CREDIT:

BEGINNING DEBT                             $0          $0          $0          $0          $0          $0          $0          $0
BORROWINGS                                  0           0           0           0           0           0           0           0
PRINCIPAL PAYMENTS                          0           0           0           0           0           0           0           0
INTEREST                                    0           0           0           0           0           0           0           0

SENIOR DEBT COVERAGE                      4.5         4.2         3.7         3.2         2.8         2.3         1.9
LOC DEBT COVERAGE                         0.0         0.0         0.0         0.0         0.0         0.0         0.0
TOTAL DEBT COVERAGE                       4.5         4.2         3.7         3.2         2.8         2.3         1.9


  CABLE TV JOINT FUND 11-ABCD                                                                                         EXHIBIT D
      MANITOWOC, WISCONSIN                                                                                            ---------
     AS OF AUGUST 31, 1996

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
---------------
  YEAR ENDING AUGUST 31,               1997        1998        1999        2000        2001        2002        2003       TOTAL
                                 ----------  ----------  ----------  ----------  ----------  ----------  ---------- -----------
REVENUES                         $4,142,168  $4,415,090  $4,672,419  $4,950,666  $5,251,272  $5,575,182  $5,919,768 $34,926,564
OPERATING EXPENSES                2,397,986   2,533,523   2,675,738   2,829,678   2,996,236   3,175,756   3,366,640  19,975,557

OPERATING INCOME                  1,744,182   1,881,567   1,996,681   2,120,988   2,255,036   2,399,426   2,553,128  14,951,007
  PLUS: RESIDUAL VALUE                                                                                   22,978,150  22,978,150
  LESS: CAPITAL EXPENDITURES        238,531     277,001     288,682     295,805     313,243     326,512     340,335   2,080,109
                                 ----------  ----------  ----------  ----------  ----------  ----------  ---------- -----------
TOTAL CASH FLOW                  $1,505,651  $1,604,566  $1,707,998  $1,825,183  $1,941,793  $2,072,915 $25,190,942 $35,849,047


NET PRESENT VALUE @ 16.5%       $14,941,776
                                -----------

NET PRESENT VALUE @ 15.0%       $16,046,984
                                -----------

 CABLE TV JOINT FUND 11-ABCD                                                                            EXHIBIT E
     MANITOWOC, WISCONSIN                                                                               ---------
    AS OF AUGUST 31, 1996

CABLE TELEVISION SUBSCRIBERS
----------------------------

  YEAR ENDING AUGUST 31,             1997        1998        1999        2000        2001        2002        2003
                                     ----        ----        ----        ----        ----        ----        ----
BEGINNING MILES                     170.5
MILES ADDED                           0.9         2.5         2.5         2.3         2.3         2.3         2.4
CUMULATIVE MILES                    171.3       173.8       176.3       178.6       180.9       183.2       185.6
DENSITY OF ADDITIONAL PLANT

HOMES PASSED - BEGINNING           16,481
  NEW HOMES & EXTENSIONS              165         183         185         170         172         174         175
HOMES PASSED - ENDING              16,646      16,829      17,014      17,184      17,356      17,530      17,705
GROWTH IN HOMES                       1.0%        1.1%        1.1%        1.0%        1.0%        1.0%        1.0%

BASIC - BEGINNING SUBSCRIBERS      11,523      11,721      11,935      12,151      12,358      12,569      12,782
        AVERAGE SUBSCRIBERS        11,622      11,828      12,043      12,255      12,464      12,675      12,890
        ENDING SUBSCRIBERS         11,721      11,935      12,151      12,358      12,569      12,782      12,998
        PENETRATION                  70.4%       70.9%       71.4%       71.9%       72.4%       72.9%       73.4%

EXPANDED BASIC - BEGINNING         11,244      11,438      11,646      11,857      12,059      12,264      12,473
         AVERAGE SUBSCRIBERS       11,341      11,542      11,751      11,958      12,162      12,368      12,578
         ENDING SUBSCRIBERS        11,438      11,646      11,857      12,059      12,264      12,473      12,684
         PENETRATION                 97.6%       97.6%       97.6%       97.6%       97.6%       97.6%       97.6%

PAY TV - BEGINNING UNITS            7,337       7,463       7,599       7,737       7,869       8,003       8,139
         AVERAGE UNITS              7,400       7,531       7,668       7,803       7,936       8,071       8,208
         ENDING UNITS               7,463       7,599       7,737       7,869       8,003       8,139       8,276
         PENETRATION                 63.7%       63.7%       63.7%       63.7%       63.7%       63.7%       63.7%

PAY PER VIEW - BEGINING UNITS/        396         597         816       1,124       1,444       1,861       2,317
         AVERAGE UNITS                497         706         970       1,284       1,652       2,089       2,566
         ENDING UNITS                 597         816       1,124       1,444       1,861       2,317       2,815
         AVERAGE BUY RATE/MO         11.7%       14.7%       18.7%       22.7%       27.7%       32.7%       37.7%

CONVERTER RENTALS - BEGINNING       2,440       2,716       3,005       3,302       3,606       3,918       4,240
          AVERAGE SUBSCRIBERS       2,578       2,860       3,153       3,454       3,762       4,079       4,406
          ENDING SUBSCRIBERS        2,716       3,005       3,302       3,606       3,918       4,240       4,572
          PENETRATION                23.2%       25.2%       27.2%       29.2%       31.2%       33.2%       35.2%

ADDRESSABLE HOMES                   4,539       5,086       5,537       6,001       6,351       6,711       7,080
          AVERAGE HOMES             4,813       5,311       5,769       6,176       6,531       6,895       7,270
          ENDING HOMES              5,086       5,537       6,001       6,351       6,711       7,080       7,460
          PENETRATION                43.4%       46.4%       49.4%       51.4%       53.4%       55.4%       57.4%

BASIC CHURN RATE                       24%         24%         24%         24%         24%         24%         24%

CABLE TV JOINT FUND 11-ABCD                                                                            EXHIBIT F
    MANITOWOC, WISCONSIN                                                                               ---------
    AS OF AUGUST 31, 1996

SERVICE RATES
-------------

CURRENT RATES
-------------
BASIC                             $11.08
EXPANDED BASIC                      9.58
PAY                                 7.45
PAY PER VIEW                       10.32
CONVERTER RENTALS                   1.45
INSTALLATIONS-NEW                  35.00
INSTALLATIONS-CHURN                17.50

  YEAR ENDING AUGUST 31,            1997        1998        1999        2000        2001        2002        2003
                                    ----        ----        ----        ----        ----        ----        ----
PERCENTAGE RATE INCREASES
-------------------------
BASIC                                  3%          3%          3%          3%          3%          3%          3%
EXPANDED BASIC                         7%          5%          3%          3%          3%          3%          3%
PAY                                    0%          1%          1%          1%          1%          1%          1%
PAY PER VIEW                          -6%         -6%         -6%          0%          3%          3%          3%
CONVERTER RENTALS                      0%          3%          3%          3%          3%          3%          3%
INSTALLATIONS-NEW                      0%          3%          3%          3%          3%          3%          3%
INSTALLATIONS-CHURN                    0%          3%          3%          3%          3%          3%          3%

AVERAGE RATES
-------------
BASIC                             $11.41      $11.81      $12.16      $12.53      $12.90      $13.29      $13.69
EXPANDED BASIC                     10.25       10.75       11.07       11.41       11.75       12.10       12.46
PAY                                 7.45        7.53        7.60        7.68        7.75        7.83        7.91
PAY PER VIEW                        9.70        9.12        8.57        8.57        8.83        9.09        9.36
CONVERTERS RENTALS                  1.45        1.49        1.54        1.58        1.63        1.68        1.73
INSTALLATIONS-NEW                  35.00       36.05       37.13       38.25       39.39       40.57       41.79
INSTALLATIONS-CHURN                17.50       18.03       18.57       19.12       19.70       20.29       20.90

 CABLE TV JOINT FUND 11-ABCD                                           EXHIBIT G
    MANITOWOC, WISCONSIN                                               ---------
      AS OF AUGUST 31, 1996

  YEAR ENDING AUGUST 31,         1997        1998        1999        2000        2001        2002        2003       TOTAL
                                 ----        ----        ----        ----        ----        ----        ----       -----
REVENUES:
BASIC                          $1,591,781  $1,676,018  $1,757,636  $1,842,219  $1,929,830  $2,021,512  $2,117,448 $12,936,444
EXPANDED BASIC                  1,394,468   1,488,987   1,561,498   1,636,641   1,714,476   1,795,927   1,881,158  11,473,155
PAY TV                            661,649     680,097     699,367     718,789     738,353     758,412     778,979   5,035,647
PAY PER VIEW                       57,786      77,253      99,739     132,032     175,010     227,919     288,343   1,058,081
CONVERTER RENTALS                  44,861      51,266      58,208      65,668      73,673      82,286      91,548     467,510
INSTALLATIONS                      38,989      41,150      43,138      44,873      46,991      49,206      51,524     315,871
COMMERCIAL                         55,002      56,652      58,352      60,102      61,905      63,762      65,675     421,451
ADVERTISING                       238,140     281,005     328,776     381,380     438,587     499,990     564,988   2,732,867
MISCELLANEOUS                      59,492      62,661      65,704      68,961      72,446      76,169      80,105     485,539
                               ----------  ----------  ----------  ----------  ----------  ----------  ---------- -----------
TOTAL REVENUES                 $4,142,168  $4,415,090  $4,672,419  $4,950,666  $5,251,272  $5,575,182  $5,919,768 $34,926,564

OPERATING EXPENSES:
OPERATIONS                       $604,561    $638,050    $671,235    $706,218    $743,351    $782,808    $824,442  $4,970,665
GENERAL & ADMINISTRATIVE          587,429     613,584     640,306     668,239     697,437     728,101     760,207   4,695,303
SALES & MARKETING                 217,562     244,577     274,362     306,798     341,920     379,486     419,185   2,183,890
PROGRAMMING                       988,434   1,037,312   1,089,836   1,148,423   1,213,528   1,285,361   1,362,806   8,125,699
                               ----------  ----------  ----------  ----------  ----------  ----------  ---------- -----------
TOTAL OPERATING EXPENSES       $2,397,986  $2,533,523  $2,675,738  $2,829,678  $2,996,236  $3,175,756  $3,366,640 $19,975,557
                               ----------  ----------  ----------  ----------  ----------  ----------  ---------- -----------

OPERATING INCOME               $1,744,182  $1,881,567  $1,996,681  $2,120,988  $2,255,036  $2,399,426  $2,553,128 $14,951,007

OPERATING MARGIN                     42.1%       42.6%       42.7%       42.8%       42.9%       43.0%       43.1%

TOTAL REVENUE/BASIC SUB/MONTH      $29.70      $31.11      $32.33      $33.67      $35.11      $36.65      $38.27
CASH FLOW/BASIC SUB/MONTH          $12.51      $13.26      $13.82      $14.42      $15.08      $15.77      $16.51

OPERATIONS % OF REVENUE                15%         14%         14%         14%         14%         14%         14%
G & A PERCENTAGE OF REVENUE            14%         14%         14%         13%         13%         13%         13%
SALES & MARKETING % OF REVENUE          5%          6%          6%          6%          7%          7%          7%
PROGRAMMING % OF REVENUE               24%         23%         23%         23%         23%         23%         23%

                                                                                                                          EXHIBIT H
    CABLE TV JOINT FUND 11-ABCD                                                                                           ---------
        MANITOWOC, WISCONSIN
        AS OF AUGUST 31, 1996

CAPITAL EXPENDITURES
--------------------
  YEAR ENDING AUGUST 31,                 1997        1998        1999        2000        2001        2002        2003          TOTAL
                                         ----        ----        ----        ----        ----        ----        ----          -----
ASSUMPTIONS AND INPUTS:
----------------------
BV OF EXISTING PLANT                  $2,457,405
ADDITIONAL MILES OF PLANT                    0.9         2.5         2.5         2.3         2.3         2.3         2.4
AERIAL PLANT PER MILE                    $14,000     $14,280     $14,566     $14,857     $15,154     $15,457     $15,766
UNDERGROUND PLANT PER MILE               $17,000     $17,340     $17,687     $18,041     $18,401     $18,769     $19,145
PERCENTAGE OF PLANT AERIAL                     5%          5%          5%          5%          5%          5%          5%
PERCENTAGE OF PLANT UNDERGROUND               95%         95%         95%         95%         95%         95%         95%
AVERAGE COST PER CONVERTER                  $125        $128        $130        $133        $135        $138        $141
PERCENTAGE CONVERTER USE                      23%         25%         27%         29%         31%         33%         35%
PERCENTAGE REPLACEMENT                         5%          5%          5%          5%          6%          6%          6%
INSTALLATION COST PER SUBSCRIBER *           $35         $36         $36         $37         $38         $39         $39
MISC. CAPITAL PER SUBSCRIBER                  $5          $5          $5          $5          $5          $6          $6
INFLATION FACTOR FOR CAPITALS                  0%          2%          2%          2%          2%          2%          2%       113%

ANNUAL COSTS:
------------
PLANT ADDITIONS - AERIAL                    $597      $1,758      $1,813      $1,699      $1,751      $1,804      $1,858    $11,279
                   -UNDERGROUND           13,765      40,558      41,824      39,209      40,393      41,613      42,870    260,234
PLANT REBUILD/UPGRADE                     40,000      40,800      41,616      42,448      43,297      44,163      45,046    297,371
AVERAGE COST OF NEW CONVERTERS             5,749       6,839       7,646       8,028       8,873       9,768      10,713     57,616
CONVERTER REPLACEMENT                     16,690      18,812      21,089      23,513      31,277      34,527      37,975    183,883
INSTALLATION COSTS                       103,618     107,911     112,048     115,884     120,196     124,664     129,291    813,612
MISC. CAPITAL EXPENDITURES                58,111      60,323      62,646      65,023      67,454      69,973      72,582    456,113
                                          ------      ------      ------      ------      ------      ------      ------    -------
TOTAL CAPITAL EXPENDITURES              $238,531    $277,001    $288,682    $295,805    $313,243    $326,512    $340,335 $2,080,109

  AS A % OF OPERATING INCOME                13.7%       14.7%       14.5%       13.9%       13.9%       13.6%       13.3%

   CABLE TV JOINT FUND 11-ABCD                                                                                          EXHIBIT I
       MANITOWOC, WISCONSIN                                                                                             ---------
         AS OF AUGUST 31, 1996

DEPRECIATION
------------

                                       YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5      YEAR 6      YEAR 7
                                       ------      ------      ------      ------      ------      ------      ------
ESTIMATED DEPRECIATION RATES            14.3%       24.5%       17.5%       12.5%        8.9%        8.9%        8.9%

DEPRECIATION - BEG. & ADTNS.             1997        1998        1999        2000        2001        2002        2003       TOTAL
                                         ----        ----        ----        ----        ----        ----        ----       -----
               YEAR 1                $385,249    $660,235    $471,519    $336,722    $240,747    $240,477    $240,747   2,575,697
               YEAR 2                              39,583      67,838      48,448      34,597      24,736      24,709     239,911
               YEAR 3                                          41,253      70,698      50,491      36,056      25,779     224,277
               YEAR 4                                                      42,270      72,443      51,736      36,946     203,395
               YEAR 5                                                                  44,762      76,713      54,786     176,262
               YEAR 6                                                                              46,659      79,963     126,621
               YEAR 7                                                                                          48,634      48,634
                                       ------      ------      ------      ------      ------      ------      ------      ------
TOTAL DEPRECIATION                   $385,249    $699,818    $580,610    $498,139    $443,040    $476,378    $511,564  $3,594,797

CABLE TV JOINT FUND 11-ABCD                                            EXHIBIT J
   MANITOWOC, WISCONSIN                                                ---------
  AS OF AUGUST 31, 1996

ASSUMPTIONS AND INPUTS
----------------------

REMAINING LIFE OF FRANCHISES (YEARS)                                       5
AVERAGE SUBSCRIBER LIFE (YEARS)                                            8
INCOME TAX RATE                                                          34%
CAPITAL GAIN RATE                                                        34%
NET FMV OF EXISTING ASSETS                                       $2,457,405
SUBSCRIBERS IN FRANCHISES                                               100%


                                                             LOW        HIGH
                                                        ANALYSIS    ANALYSIS
                                                        --------    --------
DEBT PERCENTAGE                                              50%         50%
EQUITY PERCENTAGE                                            50%         50%
RESIDUAL MULTIPLE (ROE & ROI)                               9.0         9.0
MULT OF PAST YEAR'S OPERATING INCOME                        9.5        10.5
MULT OF CURRENT YEAR'S OPERATING  INCOME                    9.0        10.0
MULT OF NEXT YEAR'S OPERATING INCOME                        8.5         9.5
TARGET RETURN ON EQUITY                                    14.0%       12.0%
TARGET RETURN ON INVESTMENT                                16.5%       15.0%